UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2021

Anzu Special Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40133 (Commission File Number)	86-1369123 (IRS Employer Identification No.)

12610 Race Track Road, Suite 250 Tampa, FL (Address of principal executive offices)	33626 (Zip Code)

Registrant’s telephone number, including area code: (202) 742-5870

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Warrant	ANZUU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ANZU	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ANZUW	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 6, 2021, Anzu Special Acquisition Corp I (the “Company”) entered into Forward Purchase Agreements (collectively, the “Forward Purchase Agreements”) with certain institutional investors and anchored by Arena Capital Advisors, LLC and Fir Tree Partners (collectively, the “Forward Purchasers”), pursuant to which the Forward Purchasers have agreed, subject to certain conditions, to purchase the following:

•	up to an aggregate of $80,000,000 of unsecured convertible notes of the Company (“Convertible Notes”) immediately prior to the closing of the Company’s initial business combination (the “Business Combination Closing”). The terms of the Convertible Notes, including the terms on which the Convertible Notes will convert into shares of the Company’s Class A common stock (“Class A Common Stock”), will be negotiated by the Company and the Forward Purchasers, each acting in its sole discretion, prior to the issuance of the Convertible Notes. The aggregate total of up to $80,000,000 from the issuance of the Convertible Notes would be received by the Company upon the Business Combination Closing.

•	up to an aggregate of 4,000,000 forward purchase securities of the Company (the “Forward Purchase Securities”) for $10.00 per Forward Purchase Security, or an aggregate total of up to $40,000,000, immediately prior to the Business Combination Closing. Each Forward Purchase Security would consist of one share of Class A Common Stock issued and sold by the Company and one-sixth of one warrant transferred by Anzu SPAC GP I LLC (the “Sponsor”) for no value, with each whole redeemable warrant exercisable to purchase one share of Class A Common Stock for $11.50 per share. The aggregate total of up to $40,000,000 from the issuance of the Forward Purchase Securities would be received by the Company upon the Business Combination Closing.

The shares of Class A Common Stock included in the Forward Purchase Securities would have the same terms as the Company’s publicly traded shares of Class A Common Stock. The warrants included in the Forward Purchase Securities would have the same terms as the private placement warrants held by the Sponsor and would be subject to the terms of the Warrant Agreement, dated March 1, 2021, entered into between the Company and American Stock Transfer & Trust Company, as Warrant Agent, in connection with the Company’s initial public offering (the “Warrant Agreement”).

In addition, under the Forward Purchase Agreements, if the Company determines to raise capital by the private placement of equity securities in connection with the Business Combination Closing (the “New Equity Securities”), the Company shall first make an offer to the Forward Purchasers to purchase the securities then offered on the same terms as such New Equity Securities, in an aggregate amount of up to $120,000,000. Any commitment by any Forward Purchaser under any of the Forward Purchase Agreements to purchase New Equity Securities is subject to and conditioned upon the acceptance of the Company’s offer by such Forward Purchaser, following the Company’s notification to such Forward Purchaser of its intention to offer the New Equity Securities.

Pursuant to the Forward Purchase Agreements, the Forward Purchasers will be entitled to registration rights with respect to shares of Class A Common Stock underlying the Convertible Notes, the shares of Class A Common Stock and warrants included in the Forward Purchase Securities, and the New Equity Securities.

Each Forward Purchase Agreement contains representations and warranties by each party and conditions to closing, including the approval of the Forward Purchasers’ respective Investment Committees to consummate the purchase of the Convertible Notes and the Forward Purchase Securities, as applicable, in connection with a potential future Business Combination. Such Investment Committees are under no obligation to ultimately agree to purchase the securities issuable under the Forward Purchase Agreements. The terms of each Forward Purchase Agreement for the Convertible Notes and the terms of each Forward Purchase Agreement for the Forward Purchase Securities are substantively the same.

The foregoing description of the Forward Purchase Agreements is qualified in its entirety by reference to the full text of the Forward Purchase Agreements, the forms of which are included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The Convertible Notes and the Forward Purchase Securities to be issued and sold pursuant to the Forward Purchase Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering. The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On December 7, 2021, the Company issued a press release regarding the Forward Purchase Agreements, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements,” including with respect to the issuance of the securities under the Forward Purchase Agreements and the amount of proceeds therefrom and the Business Combination Closing. No assurance can be given that the issuance of the securities under the Forward Purchase Agreements described above will be completed on the terms described, or at all. The Company has not entered into any definitive agreements with respect to a potential business combination and can provide no assurances regarding the timing of entering into such agreements or the timing of the Business Combination Closing or that the Forward Purchasers will ultimately decide to invest therein. Forward-looking statements are subject to numerous risks, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s final prospectus for its initial public offering, which was filed with the SEC on March 3, 2021. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Forward Purchase Agreement (Forward Purchase Securities)
10.2	Form of Forward Purchase Agreement (Convertible Notes)
99.1	Press Release
104	Cover Page Interactive Data File – The cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 7, 2021

Anzu Special Acquisition Corp I

By:	/s/ Dr. Whitney Haring-Smith
Dr. Whitney Haring-Smith Chief Executive Officer